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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 2, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         99.1 Press release issued June 2, 2003 regarding presentation at the Deutsche Bank Electric Power Conference

         99.2    CenterPoint Energy, Inc. slide presentation

         99.3    CenterPoint Energy, Inc. external debt slide

ITEM 9.  REGULATION FD DISCLOSURE.

         On June 2, 2003, CenterPoint Energy, Inc. ("CenterPoint Energy") announced that it would present at the Deutsche Bank Electric Power Conference on June 11, 2003. A copy of the press release announcing the presentation is attached to this report as Exhibit 99.1. A copy of the slide presentation that CenterPoint Energy expects will be presented to various members of the utility industry and the financial and investment community at the Deutsche Bank Electric Power Conference is attached to this report as Exhibit 99.2. A copy of the slide presentation will also be available on CenterPoint Energy's website, www.centerpointenergy.com.

         A copy of a slide presenting the external debt balances of CenterPoint Energy that CenterPoint Energy expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.3. A copy of the slide will also be available on CenterPoint Energy, Inc.'s website.

         The press release, the slide presentation and the external debt slide are being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release, the slide presentation and the external debt slide will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release, the slide presentation and the external debt slide is not intended to, and does not, constitute a determination or admission by CenterPoint Energy that the information in the press release, the slide presentation and the external debt slide is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTERPOINT ENERGY, INC .



Date: June 11, 2003                         By:   /s/ James S. Brian
                                               ---------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                        Exhibit Description
-------                       -------------------

 99.1 Press release issued June 2, 2003 regarding presentation at the Deutsche Bank Electric Power Conference

 99.2      CenterPoint Energy, Inc. slide presentation

 99.3      CenterPoint Energy, Inc. external debt slide